                                 MET INVESTORS
                            S E R I E S   T R U S T


                     MetLife Defensive Strategy Portfolio

                          Class A and Class B Shares

                                __PROSPECTUS__

                                  MAY 1, 2009


 These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           ____TABLE OF CONTENTS____


            INTRODUCTION                                      3
               Understanding the Trust                        3
               Understanding the Portfolio                    3

            THE PORTFOLIO                                     8

              INVESTMENT SUMMARY                              8
               MetLife Defensive Strategy Portfolio           9

              PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS      14
              MANAGEMENT                                      19
               The Manager                                    19
               Distribution Plan                              21

            YOUR INVESTMENT                                   21
               Shareholder Information                        21
               Dividends, Distributions and Taxes             22
               Sales and Purchases of Shares                  24

            FINANCIAL HIGHLIGHTS                              28

            FOR MORE INFORMATION                          Back Cover

INTRODUCTION

UNDERSTANDING THE TRUST

Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of forty-eight managed investment portfolios or mutual funds, only one of which is offered through this Prospectus (the "Portfolio"). The Portfolio described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

  INVESTING THROUGH A VARIABLE INSURANCE CONTRACT

  Class A and Class B shares of the Portfolio are currently only sold to separate accounts of certain affiliates of Metropolitan Life Insurance Company (collectively, "MetLife" or the "Insurance Companies") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract.

  A particular class of the Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please read this Prospectus carefully before selecting the Portfolio. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

UNDERSTANDING THE PORTFOLIO

The Portfolio was designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Fund") which invest either in equity securities or fixed income securities, as applicable ("Underlying Portfolios"). The Portfolio has a target allocation between the two primary asset classes (equity and fixed income). MetLife Advisers, LLC (the "Manager") establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which the Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk-adjusted benefit to the Portfolio. Information regarding the Underlying


 PLEASE SEE THE CONTRACT PROSPECTUS FOR A DETAILED EXPLANATION OF YOUR CONTRACT.

Portfolios is included in the prospectuses for those portfolios dated May 1, 2009. Copies of the prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.

Before selecting Underlying Portfolios, the Manager analyzes each Underlying Portfolio's historic and current holdings to determine the Portfolio's investment attributes. For example, for Underlying Portfolios structured for equity investment, large-cap, mid-cap, and small-cap exposure is considered as is the investment bias toward growth, or value style of investment. Further, the type of growth or value management employed is also a consideration for the Manager, such as deep value, traditional value, relative value, growth at a reasonable price, traditional growth, or earnings momentum styles of investment. For Underlying Portfolios that invest in fixed income securities, the average maturity and effective duration are evaluated in conjunction with exposure to particular sectors of the fixed income marketplace, including U.S. Treasury securities, government agencies, asset-backed securities, mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, non-U.S. government and corporate obligations, emerging market debt and cash or money market instruments. Depending upon the amount of cash or money market instruments held in the aggregate among the Underlying Portfolios, the Portfolio maintains the ability to invest in an Underlying Portfolio which only holds money market instruments. The Manager evaluates the dynamics among the Underlying Portfolios and their respective holdings in order to determine the appropriate weighting for the Portfolio's risk profile.

Periodically, the Manager will communicate with or visit management personnel of each Underlying Portfolio to discuss the adviser's outlook and positioning of the Underlying Portfolio and determine the extent of any changes that may have occurred. Periodically, the Manager will evaluate the Portfolio's allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio's risk profile. It is anticipated that changes between these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for the Portfolio.

The Underlying Portfolios in which the Portfolio may currently invest are:

------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio               Lord Abbett Bond Debenture Portfolio
------------------------------------------------------------------------------------------
Artio International Stock Portfolio              Lord Abbett Growth and Income Portfolio
------------------------------------------------------------------------------------------
Met/Artisan Mid Cap Value Portfolio              Lord Abbett Mid Cap Value Portfolio
------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index Portfolio  MetLife Mid Cap Stock Index Portfolio
------------------------------------------------------------------------------------------
Batterymarch Growth and Income Portfolio         MetLife Stock Index Portfolio
------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio            MFS(R) Emerging Markets Equity Portfolio
------------------------------------------------------------------------------------------
BlackRock Bond Income Portfolio                  MFS(R) Research International Portfolio
------------------------------------------------------------------------------------------
BlackRock Diversified Portfolio                  MFS(R) Total Return Portfolio
------------------------------------------------------------------------------------------
BlackRock High Yield Portfolio                   MFS(R) Value Portfolio
------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio               Morgan Stanley EAFE(R) Index Portfolio
------------------------------------------------------------------------------------------
BlackRock Large Cap Value Portfolio              Neuberger Berman Mid Cap Value Portfolio
------------------------------------------------------------------------------------------

BlackRock Legacy Large Cap Growth Portfolio      Oppenheimer Capital Appreciation Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                 Oppenheimer Global Equity Portfolio
----------------------------------------------------------------------------------------------------
BlackRock Strategic Value Portfolio              PIMCO Inflation Protected Bond Portfolio
----------------------------------------------------------------------------------------------------
Clarion Global Real Estate Portfolio             PIMCO Total Return Portfolio
----------------------------------------------------------------------------------------------------
Davis Venture Value Portfolio                    Pioneer Fund Portfolio
----------------------------------------------------------------------------------------------------
Met/Dimensional International Small Company      Pioneer Strategic Income Portfolio
 Portfolio
----------------------------------------------------------------------------------------------------
Dreman Small Cap Value Portfolio                 Rainier Large Cap Equity Portfolio
----------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Portfolio               RCM Technology Portfolio
----------------------------------------------------------------------------------------------------
FI Value Leaders Portfolio                       Russell 2000(R) Index Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Income Portfolio                    T. Rowe Price Large Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Met/Franklin Mutual Shares Portfolio             T. Rowe Price Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio            T. Rowe Price Small Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Harris Oakmark International Portfolio           Met/Templeton Growth Portfolio
----------------------------------------------------------------------------------------------------
Janus Forty Portfolio                            Met/Templeton International Bond Portfolio
----------------------------------------------------------------------------------------------------
Jennison Growth Portfolio                        Third Avenue Small Cap Value Portfolio
----------------------------------------------------------------------------------------------------
Lazard Mid Cap Portfolio                         Turner Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio  Van Eck Global Natural Resources Portfolio
----------------------------------------------------------------------------------------------------
Legg Mason Value Equity Portfolio                Van Kampen Comstock Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets Portfolio           Van Kampen Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Core Portfolio           Western Asset Management Strategic Bond
                                                   Opportunities Portfolio
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Portfolio         Western Asset Management U.S. Government Portfolio
----------------------------------------------------------------------------------------------------

The Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. The Manager may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Portfolio. The Manager may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, the Manager or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Portfolio's opportunity to invest in the Underlying Portfolio.

The following chart describes the targeted allocation, as of the date of this Prospectus, between the equity Underlying Portfolios and fixed income Underlying Portfolios. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).

                                    Defensive
                                    Strategy
           Asset Class              Portfolio
---------------------------------------------
Equity Underlying Portfolios           35%
---------------------------------------------
    International                      8%
    Large Cap                          16%
    Mid Cap                            8%
    Small Cap                          3%
---------------------------------------------
Fixed Income Underlying Portfolios     65%
---------------------------------------------
    Investment Grade                   53%
    High Yield                         8%
    Foreign Fixed Income               4%
---------------------------------------------

Although the investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the Portfolio's actual allocations could vary substantially from the target allocations. Actual allocations may be different from the target allocations because of, for example, changes to the Underlying Portfolios' asset values due to market movements. The Manager may effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the target allocations. In addition, the Manager may, from time to time, rebalance allocations to the Underlying Portfolios to correspond to the target allocations.

The actual allocation percentages of the Portfolio's investments in the Underlying Portfolios are available for the Trust at the following website--www.metlifeinvestors.com. Upon accessing the website, click on the "Individuals Enter Here" section, then click on "Learn more about MetLife Investors", then click on "Met Investors Series Trust", then click on "MetLife Asset Allocation Program" where you will find actual allocations for the Portfolio as of the end of the prior quarter. This information will be updated periodically to reflect the actual allocations.

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive investments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

Please note that the expenses of the Underlying Portfolios, as set forth in the Investment Summary, could change as the Underlying Portfolios' asset values change or through the addition or deletion of Underlying Portfolios. Because the Portfolio invests in Underlying Portfolios, the costs of investing in the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. The Portfolio, as a shareholder, will pay its share of the Underlying Portfolios' expenses as well as the Portfolio's own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses.

The Manager has broad discretion to allocate and reallocate the assets of the Portfolio among the Underlying Portfolios consistent with the Portfolio's investment objective and policies and target allocations. In addition to the investment advisory fee charged by the Manager for its asset allocation services, the Manager and its affiliates receive investment advisory fees from the Underlying Portfolios in which the Portfolio invests. In this regard, the Manager has an incentive to select and invest the Portfolio's assets in Underlying Portfolios with higher fees than other Underlying Portfolios. Also the Manager may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, the Manager is obligated to disregard these incentives. The trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the Underlying Portfolios of the Trust.

After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

                                 THE PORTFOLIO


 THE PORTFOLIO IN THIS PROSPECTUS IS A MUTUAL FUND: A POOLED INVESTMENT THAT IS PROFESSIONALLY MANAGED AND THAT GIVES YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THE PORTFOLIO STRIVES TO REACH ITS STATED INVESTMENT OBJECTIVE, WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL. AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

INVESTMENT SUMMARY

The Portfolio summary discusses the following:

    INVESTMENT OBJECTIVE
    What is the Portfolio's investment goal?

    PRINCIPAL INVESTMENT STRATEGY
    How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain?

    PRIMARY RISKS
    What are the specific risks of investing in the Portfolio and the Underlying Portfolios?

    PAST PERFORMANCE
    How well has the Portfolio performed over time?

    FEES AND EXPENSES
    What is the cost of investing in the Portfolio?

The annual portfolio operating expenses shown in this Prospectus are based on expenses incurred during the Portfolio's most recently completed fiscal year, expressed as a percentage of the Portfolio's average daily net assets during the period. Generally, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the Portfolio's current asset size, including as a result of recent market volatility. The Portfolio's annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio's annual operating expenses as a percentage of the Portfolio's assets increase as the Portfolio's assets decrease.

Following the Investment Summary is the section entitled "Primary Risks of the Underlying Portfolios" which lists some of the factors that may affect the value of the Portfolio's investments in the Underlying Portfolios. You can lose money by investing in the Portfolio.

The SAI provides more detailed information regarding the various types of securities that the Portfolio and the Underlying Portfolios may purchase and certain investment techniques and practices of the investment advisers to the Underlying Portfolios.

The Contracts may be sold by banks. AN INVESTMENT IN THE PORTFOLIO OF THE TRUST THROUGH A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT.

                     METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE:

A high level of current income with growth of capital, a secondary objective.

PRINCIPAL INVESTMENT STRATEGY:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Trust and of the Fund. Under normal circumstances, the Portfolio primarily invests in fixed income Underlying Portfolios and also invests in large cap, small cap, mid cap and international equity Underlying Portfolios in accordance with targeted allocations of 65% to fixed income securities and 35% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the approximate percentage of the Portfolio's assets allocated to various types of equity and fixed income securities, as of the date of this Prospectus, are set forth above in "Understanding the Portfolio."

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in convertible securities and high-yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large established companies as well as those that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. However, the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

PRIMARY RISKS:

An investment in the Portfolio is not guaranteed. You can lose money by investing in the Portfolio. There are direct and indirect risks of investing in the Portfolio. Direct risks include:

  . PERFORMANCE RISK--Substantially all of the assets of the Portfolio are invested in Underlying Portfolios, which means that the investment performance of the Portfolio is directly related to the investment performance of these Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect the Portfolio's investment performance. There can be no assurance that the investment objective of the Portfolio or any Underlying Portfolio will be achieved.

  . NON-DIVERSIFICATION RISK--The Portfolio is non-diversified which means the Portfolio can invest its assets in a small number of issuers. As a result, the Portfolio is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

The value of your investment in the Portfolio may be affected by one or more of the following risks of the Underlying Portfolios, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Each risk is described in "Primary Risks of the Underlying Portfolios" and in the Trust's prospectus and the Fund's prospectus with respect to each Underlying Portfolio.

  .  Market risk

  .  Interest rate risk

  .  Credit risk

  .  Foreign investment risk

  .  High yield debt security risk

  .  Market capitalization risk

  .  Investment style risk

  .  Mortgage-related securities risk

  .  Derivatives risk

PAST PERFORMANCE:

The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR

  05         06         07          08
------     ------     ------      -------
 4.48%      8.63%      5.92%      -20.65%

High Quarter: 3rd-2006   +3.58%
Low Quarter:  4th-2008  -10.82%

The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and since inception through 12/31/08 with the Dow Jones Moderately Conservative Index and a blended index. The Dow Jones Moderately Conservative Index is an unmanaged index designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. The blended index is currently comprised of 27% Wilshire 5000 Equity Index, 65% Barclays Capital U.S. Universal Index and 8% Morgan Stanley Capital International Europe Australasia and Far East Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

   Average Annual Total Return as of 12/31/08
-------------------------------------------------
                                Since   Inception
                      1 Year  Inception   Date
--------------------- ------  --------- ---------
Class A               -20.48%   -0.65%    5/2/05
Class B               -20.65%   -0.81%   11/4/04
Dow Jones Moderately
 Conservative Index   -15.27%    1.67%*
Blended Index         -13.94%    1.85%*
* Index performance is from 11/4/04.


 PORTFOLIO MANAGEMENT:

..  MetLife Advisers, LLC see page 19

..  For financial highlights see page 28

FEES AND EXPENSES:

The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2008 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. See the Contract prospectus for a description of the fees, expenses and charges imposed by the Contracts.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)--NONE

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                               Class A Class B
------------------------------------------------------------------------------
Management Fee                                                  0.08%   0.08%
------------------------------------------------------------------------------
12b-1 Fees                                                      0.00%   0.25%
------------------------------------------------------------------------------
Other Expenses                                                  0.01%   0.02%
------------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                                0.60%   0.60%
------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 and Acquired Fund (Underlying Portfolio) Fees and Expenses**   0.69%   0.95%
------------------------------------------------------------------------------

         * As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waiver allocated to the Portfolio at December 31, 2008.
        ** The Manager and the Trust have entered into an Expense Limitation
           Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.10% and 0.35%, respectively, for the period ended April 30, 2010 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by the Manager.

EXAMPLE

The following Example is to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other funds.

The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense caps for the Portfolio and the Underlying Portfolios remain in effect only for the period ended April 30, 2010. THE EXAMPLE IS FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

EXAMPLE OF PORTFOLIO EXPENSES

          Class A Class B
-------------------------
1 Year     $ 71   $   97
-------------------------
3 Years    $221   $  304
-------------------------
5 Years    $385   $  528
-------------------------
10 Years   $861   $1,171
-------------------------

PRIMARY RISKS OF THE UNDERLYING PORTFOLIOS

The value of your investment in the Portfolio may be affected by one or more of the following primary risks which may apply to the Underlying Portfolios, any of which may cause an Underlying Portfolio's return or the price of its shares to decrease or its yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent an Underlying Portfolio from reaching its objective, which are not described here.

MARKET RISK

An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights markets or industries where there are significant returns, and could lose value if the adviser overweights markets or industries where there are significant declines.

Stocks purchased in initial public offerings ("IPOs") have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Underlying Portfolio's shares.

INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of an Underlying Portfolio's fixed income investments will affect the volatility of the Underlying Portfolio's share price.

During periods of high interest rates, real estate investment trusts ("REITs") and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

CREDIT RISK

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than an Underlying Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

FOREIGN INVESTMENT RISK

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

  . These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

  . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

  . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

  .  Foreign markets may be less liquid and more volatile than U.S. markets.

  . Foreign securities often trade in currencies other than the U.S. dollar, and an Underlying Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect an Underlying Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S.
     dollar relative to these other currencies may cause the value of an Underlying Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of an Underlying Portfolio's foreign currency or securities holdings.

  . Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

MARKET CAPITALIZATION RISK

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (I.E., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MORTGAGE-RELATED SECURITIES RISK

Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

DERIVATIVES RISK

An Underlying Portfolio's investments in derivatives, if any, can significantly increase the Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Underlying Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Underlying Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or, if the Underlying Portfolio hedges imperfectly, the Underlying Portfolio is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Underlying Portfolio to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Portfolio and therefore in the Underlying Portfolio's net asset value will be magnified when the Underlying Portfolio uses leverage because leverage tends to increase the Underlying Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. There is no assurance that the Underlying Portfolio will be able to employ leverage successfully.

To mitigate leverage risk, the adviser will segregate liquid assets on the books of the Underlying Portfolio or otherwise cover the transactions. The use of leverage may cause the Underlying Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Portfolio will also have to pay interest on its borrowing, reducing the Underlying Portfolio's return. This interest expense may be greater than the Underlying Portfolio's return on the underlying investment.

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MANAGEMENT

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager is expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Manager. Information about the Trustees and executive officers of the Trust is contained in the SAI.

THE MANAGER

MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, manages the Portfolio. The Manager is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. The Manager is an affiliate of MetLife. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of MetLife and the previous manager of the Trust, merged into the Manager. This merger did not result in any changes in the portfolio management team that manages the Portfolio or to the nature and quality of the services provided to the Portfolio.

The Portfolio is managed by an Investment Committee composed of Elizabeth M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

  . MS. FORGET, chair of the Committee, has been President of the Manager or its affiliate since December 2000, has been President and Trustee of the Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, and has been a Director of Metropoliton Series Fund, Inc. since August 2006.

  . MR. LELAND, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of the Manager, he worked in both MetLife's Investment Department and Group Pension Department.

  . MR. MCDEVITT, CIMA, Vice President of the Manager, is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

  . MR. OLSON, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

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



  . MR. BERNIER, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of the Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion.

The SAI provides additional information about each Committee member's compensation, other accounts managed and the member's ownership of securities in the Portfolio.

A discussion regarding the basis for the decision to the Trust's Board of Trustees to approve the management agreement with the Manager is available in the Portfolio's annual report.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolio until April 30, 2010, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation
Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of the Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, acquired fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.10% and 0.35%, respectively, of daily net assets for Class A and Class B shares, respectively, of the Portfolio.

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



The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limits. Consequently, no reimbursement by the Portfolio will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

DISTRIBUTION PLAN

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Portfolio has entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% of the average daily net assets of the Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments are limited to 0.25% of average net assets which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

SHAREHOLDER INFORMATION

The separate accounts of MetLife are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to vote in order for MetLife to echo vote the remaining unvoted votes. MetLife seeks to obtain a reasonable level of turnout given the particular voting trend. MetLife may use various methods of encouraging Contract owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether an item passes or fails. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

DISCLOSURE OF PORTFOLIO HOLDINGS

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com): (i) the ten largest holdings of the Portfolio;
(ii) complete portfolio holdings for the Portfolio; and (iii) the percentage of the Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter. Subject to limited exceptions, the information regarding the Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and the Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the Portfolio posts a complete list of its holdings generally on or about ten
(10) business days following the end of each calendar quarter.

The Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, the Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

All net realized long- or short-term capital gains of the Portfolio are distributed once a year and reinvested in the Portfolio.

TAXES

Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

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



The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Shares of the Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. Similarly, an investment in an Underlying Portfolio by the Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio and Underlying Portfolios are and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

REPORT TO POLICYHOLDERS

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports and statements which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

SALES AND PURCHASES OF SHARES

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of the Portfolio only to the separate accounts of MetLife to fund Contracts. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

PURCHASE AND REDEMPTION OF SHARES

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for the Portfolio and could require the Manager to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

MARKET TIMING

The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the insurance company separate accounts that invest in the Portfolio have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by Contract owners. In addition, the Manager monitors cashflows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. If, based on such monitoring, the Manager believes (i) that the Portfolio's cash flows may reflect a pattern of market timing or (ii) that the Portfolio's cash flows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of Portfolio, amount of assets), the Manager will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with insurance company separate accounts to enable it to request and receive information regarding transactions in the shares of the Trust's Portfolios and limit transactions that violate the Trust's policies on market timing.

If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or the Portfolio may be discontinued as an investment option of that separate account. In such an event, all Contract owners of such separate account would no longer be able to make new investments in the Trust or the Portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

LIMITATIONS ON THE TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a Contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in an Underlying Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Underlying Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

An Underlying Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time an Underlying Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Underlying Portfolio share prices that are based on closing prices of foreign securities established some time before the Underlying Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Underlying Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

VALUATION OF SHARES

The Portfolio's net asset value ("NAV") per share is determined once daily, as of the close of the regular session of business on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded.

The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price the Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Portfolio's Class A and Class B shares financial performance for its periods of operation. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Portfolio, which is available upon request.

                                           METLIFE DEFENSIVE STRATEGY PORTFOLIO

                                                                                        FOR THE PERIOD FROM
                                                                                            MAY 2, 2005
                                                                                          (COMMENCEMENT OF
                                                       FOR THE YEARS ENDED DECEMBER 31,    OPERATIONS) TO
                                                       -------------------------------- DECEMBER 31, 2005(A)
CLASS A                                                2008(A)    2007(A)    2006(A)    --------------------
----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $11.28     $11.10     $10.29             $9.82
                                                        --------   --------   --------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                                      0.27       0.23       0.36              0.17
NET REALIZED AND UNREALIZED GAINS (LOSSES)               (2.51)       0.46       0.56              0.43
                                                        --------   --------   --------       ----------
TOTAL FROM INVESTMENT OPERATIONS                         (2.24)       0.69       0.91              0.60
                                                        --------   --------   --------       ----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME                     (0.16)     (0.25)     (0.02)            (0.11)
DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS            (0.20)     (0.26)     (0.08)            (0.02)
                                                        --------   --------   --------       ----------
TOTAL DISTRIBUTIONS                                      (0.36)     (0.51)     (0.10)            (0.13)
                                                        --------   --------   --------       ----------
NET ASSET VALUE, END OF PERIOD                            $8.68     $11.28     $11.10            $10.29
                                                        --------   --------   --------       ----------
TOTAL RETURN                                           (20.48)%      6.20%      9.01%            6.07%+
                                                        --------   --------   --------       ----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)                    $--*       $--*       $--*              $--*
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                               0.09%(b)   0.09%(b)   0.11%(b)        0.12%(b)++
NET INVESTMENT INCOME                                  2.74%(c)   2.05%(c)   3.44%(c)        2.53%(c)++
PORTFOLIO TURNOVER RATE                                   29.5%      39.2%      35.3%            36.1%+
(1) RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
BEFORE REIMBURSEMENT BY THE MANAGER AND BROKER
REBATES:                                                  0.09%      0.09%      0.12%           0.12%++

--------------------------------------------------------------------------------
*  Net assets less than  1/10 of $1 million.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

  METLIFE DEFENSIVE STRATEGY PORTFOLIO

                                                                                FOR THE PERIOD FROM
                                                                                  NOVEMBER 4, 2004
                                                                                  (COMMENCEMENT OF
                                             FOR THE YEARS ENDED DECEMBER 31,      OPERATIONS) TO
                                            ----------------------------------- DECEMBER 31, 2004(A)
CLASS B                                     2008(A)  2007(A)  2006(A)  2005(A)  --------------------
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $11.25   $11.09   $10.29    $9.95          $10.00
                                            -------- -------- -------- --------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME                           0.29     0.19     0.29     0.19            0.42
NET REALIZED AND UNREALIZED GAINS (LOSSES)    (2.55)     0.46     0.59     0.26          (0.29)
                                            -------- -------- -------- --------     -----------
TOTAL FROM INVESTMENT OPERATIONS              (2.26)     0.65     0.88     0.45            0.13
                                            -------- -------- -------- --------     -----------
DISTRIBUTIONS:

DIVIDENDS FROM NET INVESTMENT INCOME          (0.14)   (0.23)  (0.00)*   (0.09)          (0.18)
DISTRIBUTIONS FROM NET REALIZED CAPITAL       (0.20)   (0.26)   (0.08)   (0.02)              --
GAINS                                       -------- -------- -------- --------     -----------
TOTAL DISTRIBUTIONS                           (0.34)   (0.49)   (0.08)   (0.11)          (0.18)
                                            -------- -------- -------- --------     -----------
NET ASSET VALUE, END OF PERIOD                 $8.65   $11.25   $11.09   $10.29           $9.95
                                            -------- -------- -------- --------     -----------
TOTAL RETURN                                (20.65)%    5.92%    8.63%    4.48%          1.34%+
                                            -------- -------- -------- --------     -----------
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (IN MILLIONS)     $1,143.4   $809.5   $541.5   $356.1          $129.8
RATIOS TO AVERAGE NET ASSETS/(1)/:

EXPENSES                                    0.35%(b) 0.35%(b) 0.35%(b) 0.35%(b)      0.35%(b)++
NET INVESTMENT INCOME                       2.93%(c) 1.72%(c) 2.79%(c) 1.90%(c)     26.11%(c)++
PORTFOLIO TURNOVER RATE                        29.5%    39.2%    35.3%    36.1%        0.0%+(d)
(1) RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS BEFORE REIMBURSEMENT BY THE
MANAGER AND BROKER REBATES:                    0.35%    0.36%    0.39%    0.40%         0.71%++

--------------------------------------------------------------------------------
*  Rounds to less than $0.005 per share.
+  Non-annualized
++ Annualized
(a) Net investment income per share was calculated using average shares outstanding.
(b) The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(d) For the period ended December 31, 2004, the portfolio turnover calculation is zero due to no sales activity.

FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

IF YOU WOULD LIKE A COPY OF THE CURRENT VERSIONS OF THESE DOCUMENTS, OR OTHER INFORMATION ABOUT THE PORTFOLIO, CONTACT:

                          MET INVESTORS SERIES TRUST
                                 5 PARK PLAZA
                                  SUITE 1900
                           IRVINE, CALIFORNIA 92614

                                1-800-848-3854

Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com

Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

[_] IN PERSONReview and copy documents in the SEC's Public Reference Room in
             Washington, D.C. (for information call 1-202-551-8090).

[_] ON LINE  Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

[_] BY MAIL  Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-1520 or by e-mailing the SEC at publicinfo@sec.gov.

                             SEC FILE # 811-10183